Exhibit 10.1

Execution Version

AMENDMENT NO. 4

AMENDMENT No. 4 dated as of August 8, 2019 (this “Amendment”) to the Superpriority Senior Secured Priming Debtor-in-Possession Credit Agreement dated as of May 15, 2019, by and among Cloud Peak Energy Inc., a Delaware corporation and a debtor and debtor-in-possession under chapter 11 of the Bankruptcy Code (the “CPE”), the other Persons party hereto from time to time as a “Borrower”, the Persons party thereto from time to time as “Lenders”, and Ankura Trust Company, LLC, as administrative agent (in such capacity, including any sub-agent or any successor or assignee of any of the foregoing, the “Administrative Agent”) and as collateral agent (in such capacity, including any sub-agent or any successor or assignee of any of the foregoing, the “Collateral Agent”) (as amended, supplemented, restated or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”).

RECITALS:

WHEREAS, the parties hereto desire to amend the Existing Credit Agreement upon the terms and conditions set forth herein.

WHEREAS, the Lenders (as defined in the Existing Credit Agreement) party hereto constitute the requisite Lenders to effectuate the amendments to the Existing Credit Agreement set forth herein and such Lenders hereby notify the other parties hereto of their consent to this Amendment.

1.                                      Defined Terms.  Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Existing Credit Agreement, as amended hereby (the “Amended Credit Agreement”).

2.                                      Amendments.  Each party hereto agrees that, effective on the Amendment Effective Date, paragraphs (f) and (g) of Section 5.15 of the Existing Credit Agreement shall be amended and restated as follows:

(f)                                   No later than ninety-seven (97) days after the Petition Date, commencement of an auction for substantially all assets of the Borrowers shall have commenced such that consummation of the successful bid(s) would constitute an Acceptable 363 Sale.

(g)                                  No later than one hundred two (102) days after the Petition Date, the Bankruptcy Court shall have entered a 363 Sale Order, in form and substance reasonably satisfactory to the Required Lenders, with respect to an Acceptable 363 Sale of all or substantially all of the Borrowers’ assets, if any, in the Cases.

3.                                      Representations and Warranties.  Each Borrower party hereto represents and warrants to the Agents and the Lenders, on and as of the Amendment Effective Date that:

(a)                                 Each Borrower and each of the Subsidiaries (a) is a partnership, limited liability company or corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, formation or incorporation, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to own its assets and to carry on its business as now conducted, (c) is duly qualified and is licensed and, as applicable, in good standing, under the laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license and (d) subject, in the case of each Borrower that is a Debtor, to the entry of the DIP Orders and subject to the terms thereof, has the power and authority to execute, deliver and perform its obligations under this Amendment and to perform the transactions contemplated thereby.

(b)                                 Subject to the entry of the DIP Orders and the terms thereof, the execution, delivery and performance by each Borrower and each of the Subsidiaries of this Amendment (a) have been duly authorized by all corporate, stockholder, limited liability company or partnership or other organizational action required to be obtained by such Borrower and such Subsidiaries and (b) (i) do not violate (A) any provision of law, statute, rule or regulation (including, without limitation, any Mining Law), or contravene the terms of any Organizational Document of any Borrower or any Subsidiary, (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority (including, without limitation, any Mining Permit) or (C) any indenture, lease (including, without limitation, any Mining Lease), agreement or other instrument to which any such Borrower or any such Subsidiary is a party or by which any of them or any of their respective assets are or may be bound, except in respect of the Existing Indenture Documents, (ii) are not in conflict with, and do not result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) or to a loss of a material benefit under, any indenture, lease (including, without limitation, any Mining Lease), or other similar agreement or instrument, except in respect of the Existing Indenture Documents, or (iii) conflict with or result in any breach or contravention of, or the creation or imposition of any Lien (except for any Liens that arise under the Loan Documents) upon or with respect to any assets now owned or hereafter acquired by any Borrower or any such Subsidiary, or require any payment to be made under (A) any contractual obligation to which such Borrower or such Subsidiary is a party or affecting such Borrower or such Subsidiary or the properties of such Borrower, such Subsidiary or any of its or their Subsidiaries, except in respect of the Existing Indenture Documents or (B) any order, injunction, writ or decree of any governmental authority or any arbitral award to which such Borrower or such Subsidiary or its or their property is subject.

(c)                                  Subject, in the case of each Borrower that is a Debtor, to the entry of the DIP Orders and subject to the terms thereof, this Amendment has been duly executed and delivered by each Borrower and constitutes a legal, valid and binding obligation of such Borrower enforceable against each such Borrower in accordance with its terms, subject to (i) except in the case of each Borrower that is not a Debtor, the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws

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affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

(d)                                 Subject to the entry of the DIP Orders and subject to the terms thereof, no action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with this Amendment except for (a) such consents, authorizations, filings or other actions that (i) have been made or obtained and are in full force and effect, (ii) notices required under the Mining Permits and Environmental Permits regarding a change in control solely to the extent required for the exercise of remedies in respect of the Liens created hereunder, which will be given to the applicable Governmental Authority on or prior to the date by which such notices are due or (iii) are listed on Schedule 3.04 of the Existing Credit Agreement and (b)  such actions, consents and approvals the failure to be obtained or made which would not reasonably be expected to have a Material Adverse Effect.

4.                                      Conditions to Effectiveness.  The date on which the Administrative Agent shall have received counterparts to this Amendment executed by the Administrative Agent, the Collateral Agent, each Borrower and Lenders, which collectively constitute the Required Lenders as of the date of this Amendment shall be referred to as the “Amendment Effective Date”.

5.                                      Ratification.  Except to the extent hereby amended, the Existing Credit Agreement and each of the other Loan Documents remain in full force and effect and are hereby ratified and affirmed as of the Amendment Effective Date.  Each Borrower expressly confirms that, with effect from (and including) the Amendment Effective Date, the Security Documents shall apply and extend to the liabilities and obligations of each relevant Borrower under the Amended Credit Agreement and the other Loan Documents.

6.                                      Miscellaneous.  This Amendment shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any term or condition of the Existing Credit Agreement, any other Loan Documents or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Agents or the other Secured Parties may now have or have in the future under or in connection with the Existing Credit Agreement, the other Loan Documents or any of the instruments or agreements referred to therein. Unless the context indicates otherwise, on and after the Amendment Effective Date, whenever the Existing Credit Agreement is referred to in the Amended Credit Agreement or other Loan Documents or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Amended Credit Agreement.  The Borrowers agree that their obligations set forth in Section 9.05 of the Amended Credit Agreement shall extend to the preparation, execution and delivery of this Amendment.  This Amendment is hereby deemed to be a Loan Document for purposes of each Loan Document.

7.                                      Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 10.03 of the Existing Credit

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Agreement.  Delivery of an executed counterpart to this Amendment by facsimile transmission shall be as effective as delivery of a manually signed original.

8.                                      Governing Law.  THIS AMENDMENT AND ALL ACTIONS ARISING UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND (TO THE EXTENT APPLICABLE) THE BANKRUPTCY CODE.

9.                                      Entire Agreement.  This Amendment constitutes the entire contract between the parties relative to the subject matter hereof.  Any previous agreement among or representations from the parties or their Affiliates with respect to the subject matter hereof is superseded by this Amendment. Nothing in this Amendment, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Amendment.  To the extent that any provision herein is inconsistent with any term of the DIP Orders, the DIP Order shall control.

10.                               Severability.  In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

11.                               Waiver of Jury Trial; Jurisdiction.             The provisions of Sections 10.11 and 10.15 of the Existing Credit Agreement shall apply to this Amendment, mutatis mutandis.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

CLOUD PEAK ENERGY INC.,
CLOUD PEAK ENERGY RESOURCES LLC
CABALLO ROJO HOLDINGS LLC, CORDERO MINING HOLDINGS LLC,
CLOUD PEAK ENERGY SERVICES COMPANY,
NERCO LLC,
CLOUD PEAK ENERGY FINANCE CORP.,
CABALLO ROJO LLC,
CORDERO MINING LLC,
NERCO COAL LLC,
CORDERO OIL AND GAS LLC,
CLOUD PEAK ENERGY LOGISTICS LLC,
BIG METAL COAL CO. LLC,
ANTELOPE COAL LLC,
KENNECOTT COAL SALES LLC,
PROSPECT LAND AND DEVELOPMENT LLC,
SPRING CREEK COAL LLC,
SEQUATCHIE VALLEY COAL CORPORATION,
CLOUD PEAK ENERGY LOGISTICS I LLC,
ARROWHEAD I LLC,
WESTERN MINERALS LLC,
RESOURCE DEVELOPMENT LLC,
NERCO COAL SALES LLC,
ARROWHEAD II LLC,
ARROWHEAD III LLC,
YOUNGS CREEK HOLDINGS I LLC, YOUNGS CREEK HOLDINGS II LLC, and YOUNGS CREEK MINING COMPANY, LLC, as Borrowers

By:	/s/ Bryan Pechersky
Name: Bryan Pechersky
Title: Executive V.P.; General Counsel and Secretary

[Signature Page to Amendment No. 4]

ANKURA TRUST COMPANY, LLC, as Administrative Agent and Collateral Agent

By:	/s/ Michael J. Fey
Name:	Michael J. Fey
Title:	Managing Director

[Signature Page to Amendment No. 4]

Arena Short Duration High Yield Fund,
L.P., Series A, as Lender

By: ARENA CAPITAL ADVISORS, LLC
for and on behalf of the funds and accounts
it manages

By:	/s/ Sanije Perrett
Name:	Sanije Perrett
Title:	President

Arena Short Duration High Yield Fund,
L.P., Series B, as Lender

By: ARENA CAPITAL ADVISORS, LLC
for and on behalf of the funds and accounts
it manages

By:	/s/ Sanije Perrett
Name:	Sanije Perrett
Title:	President

Arena Short Duration High Yield Fund,
L.P., Series C, as Lender

By: ARENA CAPITAL ADVISORS, LLC
for and on behalf of the funds and accounts
it manages

By:	/s/ Sanije Perrett
Name:	Sanije Perrett
Title:	President

[Signature Page to Amendment No. 4]

Arena Short Duration High Yield Fund,
L.P., Series D, as Lender

By: ARENA CAPITAL ADVISORS, LLC
for and on behalf of the funds and accounts
it manages

By:	/s/ Sanije Perrett
Name:	Sanije Perrett
Title:	President

Arena VII, LLC, as Lender
By: ARENA CAPITAL ADVISORS, LLC
for and on behalf of the funds and accounts
it manages

By:	/s/ Sanije Perrett
Name:	Sanije Perrett
Title:	President

INKA for the account of beTurn,

By: ARENA CAPITAL ADVISORS, LLC
for and on behalf of the funds and accounts
it manages

By:	/s/ Sanije Perrett
Name:	Sanije Perrett
Title:	President

[Signature Page to Amendment No. 4]

TDC, National Assurance Company

By: ARENA CAPITAL ADVISORS, LLC
for and on behalf of the funds and accounts
it manages

By:	/s/ Sanije Perrett
Name:	Sanije Perrett
Title:	President

The Doctor’s Company, an Interinsurance Exchange

By: ARENA CAPITAL ADVISORS, LLC
for and on behalf of the funds and accounts
it manages

By:	/s/ Sanije Perrett
Name:	Sanije Perrett
Title:	President

[Signature Page to Amendment No. 4]

GRACE BROTHERS, LP, as Lender

By: BRO-GP, LLC
A General Partner

By:	/s/ Bradford T. Whitmore
Name:	Bradford T. Whitmore
Title:	Manager

[Signature Page to Amendment No. 4]

American Century U.S. High Yield Corporate Bond Collective Fund,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 4]

Illinois State Board of Investment,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 4]

American Century Investment Trust - High Income Fund,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 4]

Nomura Bond & Loan Fund,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 4]

Louisiana State Employees’ Retirement System, as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 4]

Stichting Pensioenfonds Hoogovens,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 4]

The State of Connecticut Acting Through Its treasurer,
as Lender

By: Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director

[Signature Page to Amendment No. 4]

Blue Cross and Blue Shield Association National Retirement Trust,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 4]

American Century Investment Trust - NT High Income Fund,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 4]

Mars Associates Retirement Plan,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 4]

Stichting Mars Pensioenfonds,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 4]

Montgomery County Consolidated Retiree Health Benefits Trust,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 4]

Montgomery County Employees’ Retirement System,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 4]

Nomura US Attractive Yield Corporate Bond Fund Mother Fund,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 4]

L-3 Communications Corporation Master Trust,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 4]

National Railroad Retirement Investment Trust,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 4]

Delta Pilots Disability and Survivorship Trust,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 4]

Northern Multi-Manager High Yield Opportunity Fund,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 4]

General Organization for Social Insurance,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 4]

PensionDanmark
Pensionforsikringsaktieselskab,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 4]

PACE High Yield Investments,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 4]

Government of Guam Retirement Fund, as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 4]

Ohio Public Employees Retirement System,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 4]

Pinnacol Assurance,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 4]

Nomura Funds Ireland plc - Global High Yield Bond Fund,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 4]

Kapitalforeningen MP Invest High yield obligationer V, as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 4]

Stichting Pensioenfonds TNO,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 4]

Delta Master Trust,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 4]

Commonwealth of Massachusetts Employees Deferred Compensation Plan, as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 4]

TIAA Global Public Investments, LLC - Series Loan, as Lender

By: Teachers Advisors, LLC, its investment manager

By:	/s/ Ji Min Shin
Name:	Ji Min Shin
Title:	Senior Director

TIAA Global Public Investments, LLC — Series High Yield, as Lender

By: Teachers Advisors, LLC, its investment manager

By:	/s/ Ji Min Shin
Name:	Ji Min Shin
Title:	Senior Director

TIAA-CREF High Yield Fund, as Lender

By: Teachers Advisors, LLC, its investment manager

By:	/s/ Ji Min Shin
Name:	Ji Min Shin
Title:	Senior Director

TIAA-CREF Bond Plus Fund, as Lender

By: Teachers Advisors, LLC, its investment manager

By:	/s/ Ji Min Shin
Name:	Ji Min Shin
Title:	Senior Director

[Signature Page to Amendment No. 4]

Teachers Insurance and Annuity Association of America, as Lender

By: Nuveen Alternatives Advisors LLC, its investment manager

By:	/s/ Ji Min Shin
Name:	Ji Min Shin
Title:	Senior Director

[Signature Page to Amendment No. 4]

WEXFORD CATALYST INVESTORS LLC

By:	/s/ Mark Zand
Name:	Mark Zand
Title:	Vice President

WEXFORD SPECTRUM INVESTORS LLC

By:	/s/ Mark Zand
Name:	Mark Zand
Title:	Vice President

DEBELLO INVESTORS LLC

By:	/s/ Mark Zand
Name:	Mark Zand
Title:	Vice President

[Signature Page to Amendment No. 4]

WOLVERINE FLAGSHIP FUND TRADING LIMITED, as Lender

By: WOLVERINE ASSET MANAGEMENT, LLC, its investment manager

By:	/s/ Kenneth L. Nadel
Name:	Kenneth L. Nadel
Title:	Authorized Signatory

[Signature Page to Amendment No. 4]